EXHIBIT 10.19

Amendment No. 9 to the

Radian Group Inc.

Amended and Restated Allocation of

Consolidated Tax Liability

This Amendment No. 9 is made and entered into as of March 14, 2024, by and among Radian Group Inc. and its subsidiaries (hereinafter referred to as “the Group”) and attaches to the Radian Group Inc. Amended and Restated Allocation of Consolidated Tax Liability Agreement (the “Agreement”) dated effective as of January 1, 2002.

Commencing with the 2024 tax year, the following companies will not be included in the Group’s consolidated federal income tax return:

Enhance Financial Services Group

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this addendum to be signed in their corporate names on this 14th day of March, 2024.

Agreed and Accepted:

Radian Group Inc.

homegenius Inc.

Radian Guaranty Inc. (“RGC”)

Radian Insurance Inc. (“RIINC”)

Radian Investment Group Inc.

Radian MI Services Inc.

Radian Mortgage Services Inc.

Radian Mortgage Assurance Inc.

Radian Real Estate Services Inc.

Radian Settlement Services Inc.

Radian Title Insurance Inc.

Radian Title Services Inc.

Homegenius Real Estate Inc.

By:_/s/ Michael Goldstein

Michael Goldstein, Senior Vice President

Attest: /s/ Tami Bohm